Supplement Dated September 27, 2011

to the Statutory Prospectus of the

Timothy Plan Family of Funds

Dated January 31, 2011

The Summary/Statutory Prospectus of the Timothy Plan Family of Funds, dated January 31, 2011, is amended as follows:

The Section of the Statutory Prospectus relating to the Timothy Plan Defensive Strategies Fund, entitled "Principal Investment Strategies", appearing on pages 34 and 55, is deleted and replaced in its entirety with:

PRINCIPAL INVESTMENT STRATEGIES

▪

Real Estate Investment Trusts (REITs), that invest in different kinds of real estate or real estate related assets, including shopping centers, office buildings, hotels, and mortgages secured by real estate, all of which are historically sensitive to both inflation and deflation.

▪

Commodities-based securities, including but not limited to, exchange traded funds (ETFs), other pooled investment fund securities, and commodities-related stocks, for the purpose of providing the opportunity to invest in inflation sensitive physical commodities and/or commodities futures markets .  ETFs are investment securities that are registered as investment companies and invest in a basket of other securities, mostly common stocks, that are included in a specific index.  Pooled investment fund securities are securities that invest in a basket of other securities, mainly stocks, but are not registered as investment companies and do not trade on an exchange.

▪

Various Fixed Income securities and Treasury-Inflation Protection Securities (TIPS).  TIPS have coupon payments and underlying principal that are automatically increased to compensate for inflation as measured by the consumer price index (CPI).  The fixed income securities in which the Fund may invest, other than TIPS, include U.S. Treasury bills, notes and bonds, corporate notes and bonds, and federal agency-issued securities.

▪

Cash and cash equivalents.

▪

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies by taking large, small, or even no position in any one or more of the Asset Classes in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

▪

The Fund will not invest in Excluded Securities.  Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or alternative lifestyles.

▪

Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.  To allow for optimal flexibility, the Fund is classified as a “non-diversified” fund, and, as such the Fund’s portfolio may include the securities of a smaller total number of issuers than if the Fund were classified as “diversified”.

The Section of the Statutory Prospectus relating to the Timothy Plan Defensive Strategies Fund, entitled "Principal Risks", appearing on pages 35 and 55, is deleted and replaced in its entirety with:

PRINCIPAL RISKS

1.

General Risk |  As with most other mutual funds, you can lose money by investing in this Fund.  Share prices fluctuate from day to day, and when you sell your shares, they may be worth less than you paid for them.

2.

Real Estate Investment Trust Risk |  The Fund is subject to the risks experienced in real estate ownership, real estate financing, or both.  As the economy is subjected to a period of economic deflation or interest rate increases, the demand for real estate may fall, causing a decline in the value of real estate owned.  Also, as interest rates increase, the values of existing mortgages fall.  The higher the duration (a calculation reflecting time risk, taking into account the average maturity of the mortgages) of the mortgages held in REITs owned by the Fund, the more sensitive the Fund is to interest rate risks.  The Fund is also subject to credit risk; the Fund could lose money if mortgagors default on mortgages held in the REITs.

3.

Commodities-based Exchange Traded Funds |  Commodity ETFs invest in Physical Commodities and/or Commodity Futures Contracts which Contracts are highly leveraged investment vehicles, and therefore generally considered to be high risk.  By investing in Commodity ETFs the Fund assumes portions of that risk.  ETFs may only purchase commodities futures contracts (the buy side), therefore the Fund’s risk includes missing opportunities to realize gains by shorting futures contracts (the sell side) in deflationary economic periods.  It is possible the Fund’s entire ETF investment could be lost.

4.

Treasury-Inflation Protection Securities Risk |  Because the real rate of return offered by TIPS, which represents the growth of your purchasing power, is guaranteed by the Federal Government, TIPS may offer a lower return than other fixed income instruments that do not have such guarantees.  Other conventional bond issues may offer higher yields, and the Fund may invest in such bond issues if deemed advantageous by the Adviser and Investment Managers.

5.

Interest Rate Risk |  When interest rates rise, bond prices fall; the higher the Fund’s duration (a calculation reflecting time risk, taking into account both the average maturity of the Fund’s portfolio and its average coupon return), the more sensitive the Fund is to interest rate risk.

6.

Credit Risk |  The Fund could lose money if any bonds it owns are downgraded in credit rating or go into default.  For this reason, the Fund will only invest in investment-grade bonds.  The degree of risk for a particular security may be reflected in its credit rating.  Bonds rated at the time of purchase BBB by Standard & Poor’s, or unrated, but determined to be of comparable quality by the investment manager, are subject to greater market risk and credit risk, or loss of principal and interest, than higher-rated securities.

7.

Sector Risk |  If certain industry sectors or types of securities don’t perform as well as the Fund expects, the Fund’s performance could suffer.

8.

Excluded Security Risk |  Because the Fund does not invest in Excluded Securities (including certain REITs), and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other Funds that invest in a broader array of securities.

9.

Non-Diversification Risk |  Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.

10.

Who Should Buy This Fund |  The Fund is most appropriate for investors who seek a hedge against inflation, understand the risks of investing in each of the various asset classes, and who are willing to accept moderate amounts of volatility and risk.

The Section of the Statutory Prospectus relating to the Timothy Plan Defensive Strategies Fund, entitled "Sub-Adviser" and “Portfolio Manager” , appearing on page 36, is deleted and replaced in its entirety with:

Sub-Adviser

Barrow, Hanley, Mewhinney and Strauss serves as Investment Manager of the TIPS portion of the Fund.

Delaware Management Business Trust serves as Investment Manager of the REIT portion of the Fund.

Jefferies Asset Management, LLC serves as Investment Manager of the Commodities portion of the Fund.

Portfolio Manager

Arthur D. Ally, President of Timothy Partners, Ltd., has served the Fund since November 1, 2009.

John Williams, of Barrow Hanley Mewhinney & Strauss has has served th Fund since November 1, 2009, and manages the TIPS portion of the Fund.

Babak Zenouzi, of Delaware Management Company, has served the Fund since August 6, 2010, and manages the REIT portion of the Fund.

Adam C. De Chiara, of Jefferies Asset Management, LLC, has served the Fund since September 27, 2011, and manages the Commodities portion of the Fund.

The Section of the Statutory Prospectus relating to the Timothy Plan Defensive Strategies Fund, entitled "Investment Managers", beginning on page 59 of the Prospectus, is amended by adding the following immediately after the disclosure relating to Delaware Management Business Trust on page 62:

JEFFERIES ASSET MANAGEMENT COMPANY, LLC

Jefferies Asset Management, LLC (“JAM”), One Station Place, Three North, Stamford, CT  06902, is organized as a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended.  JAM was formed on November 10, 2003 and currently engages in the business of offering an array of advisory and portfolio management services to private investment vehicles, managed accounts and registered investment companies.  JAM is a wholly-owned subsidiary of Jefferies Group, Inc. (NYSE: JEF).  In April 2009, JAM’s Commodity Division began live trading of third party assets in its Jefferies Commodity Programs, which seek to provide exposure to commodities as an asset class.  The Jefferies Commodity Programs are available to institutional investors in a managed account format, and certain programs are available through collective investment funds as well.  As of June 30, 2011, JAM managed approximately $1.9 billion in client assets (measured at notional value for managed accounts, net asset value for pooled vehicles and includes non-fee paying accounts of affiliates).

Mr. Adam C. De Chiara will serve as the Fund's Portfolio Manager and will be responsible for all investment decisions for the Fund.

Adam De Chiara is a Co-President of JAM and the Portfolio Manager of the Jefferies Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (“GSCI”). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School. Mr. De Chiara also serves on the Executive Committee, an advisory committee to senior management of Jefferies Group, Inc. and its affiliates.

Mr. Christopher Altschul will be responsible for portfolio analysis and investment recommendations.

JAM has a general Periodic Review Committee, comprised of various members of senior management (including from areas such as Legal, Operations, Finance, Investor Relations and Compliance), which, among other things, oversees the operational and compliance framework of JAM, including, as applicable, as relates to the Fund.

In addition, Mr. De Chiara and Mr. Altschul may seek analysis and input from other staff of JAM and its affiliates including quantitative analysts, risk management personnel, and legal and compliance personnel.

ALL PORTIONS OF THE STATUTORY PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER  SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.

Supplement Dated September 27, 2011

to the Statement of Additional Information of the

Timothy Plan Family of Funds

Dated January 31, 2011

The Statement of Additional Information ("SAI") of the Timothy Plan Family of Funds, dated January 31, 2011, is amended as follows:

The Section of the SAI entitled "Investment Sub-Advisers", beginning on page 10 of the SAI, is amended by adding the following immediately after the disclosure relating to Barrow, Hanley, Mewhinney and Strauss:

Jefferies Asset Management, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Jefferies Asset Management, LLC ("JAM"), JAM serves as Commodities-based manager to the Timothy Plan Defensive Strategies Fund, subject to the supervision and direction of the Fund's Board of Trustees.  As compensation for its services to the Fund, JAM receives from TPL an annual fee at an annual rate equal to 0.40% of the Fund’s average daily assets up to $25 million, and 0.35% of average daily net assets over $25 million.  JAM is organized as a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment advisory firm under the Investment Advisers Act of 1940, as amended.  As of June 30, 2011 JAM managed approximately $1.9 billion in client assets (measured at notional value for managed accounts, net asset value for pooled vehicles and includes non-fee paying accounts of affiliates).

The JAM Sub-Advisory Agreement has an initial term of approximately two years and may be renewed annually thereafter.

Mr. Adam C. De Chiara will serve as the Fund's Portfolio Manager and will be responsible for all investment decisions for the Fund.

Adam De Chiara is a Co-President of JAM and the Portfolio Manager of the Jefferies Commodity Programs. Mr. De Chiara began his commodity career in 1991 at Goldman Sachs where he was responsible for trading the Goldman Sachs Commodity Index (“GSCI”). In 1994, Mr. De Chiara founded the commodity index group at AIG, where he designed and launched the Dow Jones - AIG Commodity Index. In 2003, Mr. De Chiara co-founded the commodities group at Jefferies. Mr. De Chiara received a BA from Harvard University and a JD from Harvard Law School. Mr. De Chiara also serves on the Executive Committee, an advisory committee to senior management of Jefferies Group, Inc. and its affiliates.

Mr. Christopher Altschul will be responsible for portfolio analysis and investment recommendations.

JAM has a general Periodic Review Committee, comprised of various members of senior management (including from areas such as Legal, Operations, Finance, Investor Relations and Compliance), which, among other things, oversees the operational and compliance framework of JAM, including, as applicable, as relates to the Fund.

In addition, Mr. De Chiara and Mr. Altschul may seek analysis and input from other staff of JAM and its affiliates including quantitative analysts, risk management personnel, and legal and compliance personnel.

Additional Information about JAM

The information presented below (current as of June 30, 2011) is designed to provide additional information about JAM, the portfolio manager of JAM responsible for the Fund's investments, and the means by which such person is compensated for his services.  Non-fee paying accounts of affiliates and any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Adam C. De Chiara	0	$0	1	$24	12	$1,528	---	$----	----	$----	----	$----

Compensation Structure

The portfolio manager’s compensation consists of the following:

Base Salary - The portfolio manager receives a fixed base salary.  Base salaries are determined by considering experience and expertise and may be reviewed for adjustment annually.

Bonus – The portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.  The portfolio manager also serves as a Co-President of JAM, and his compensation depends in large part on the profitability of JAM as a whole rather than being triggered by the performance of any one program or client account.

Equity-Based Compensation - The compensation of the portfolio manager may include equity-based compensation with respect to Jefferies Group, Inc.  Equity-based compensation may include retention incentives such as the vesting of shares or units over time, contingent on the professional’s continued employment except under limited circumstances.

Other Compensation – The portfolio manager may also participate in benefit plans and programs available generally to all employees.

ALL PORTIONS OF THE STATEMENT OF ADDITIONAL INFORMATION NOT CHANGED BY THIS SUPPLEMENT OR OTHER  SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.